Supplement dated September 19, 2014 to:

Value Line Centurion Fund, Inc. Statement of Additional Information dated May 1, 2014	Value Line Strategic Asset Management Trust Statement of Additional Information dated May 1, 2014

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional

Information (“SAI”) and any existing Supplements thereto.

Effective September 19, 2014, Daniel S. Vandivort has resigned from the Board of Directors and Board of Trustees, respectively, of the Value Line Centurion Fund, Inc. and the Value Line Strategic Asset Management Trust (the “Funds”). In connection therewith, Mr. Vandivort has also resigned his positions on the Audit Committee and Nominating/Governance Committee of each Fund. Accordingly, effective September 19, 2014, all references to Mr. Vandivort with respect to periods after that date are hereby deleted.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE